IVY VARIABLE INSURANCE PORTFOLIOS

Nomura VIP Value Series
(the “Series”)

Supplement to the Series’ Summary Prospectus, dated April 30, 2026

Effective immediately, Macquarie Investment Management Global Limited is appointed as sub-advisor to the Series.

Effective December 31, 2026, the name of the Series will change to Nomura VIP Growth and Income Series II and the Series will change its investment objective.

Changes Effective Immediately

Effective immediately, the following information replaces the information in the section of the Series Summary Prospectus entitled “What are the Series’ principal investment strategies?”:

Nomura VIP Value Series seeks to achieve its objective by investing in the common stocks of primarily large-capitalization companies that Macquarie Investment Management Global Limited (MIMGL or the Sub-advisor), the Series’ sub-advisor, believes are undervalued, trading at a significant discount relative to the intrinsic value of the company as estimated by the Sub-advisor and/or are out of favor in the financial markets but have a favorable outlook for capital appreciation. Although the Series primarily invests in securities issued by large-capitalization companies (typically, companies with market capitalizations of at least $5 billion at the time of acquisition), it may invest in securities issued by companies of any size.

Using a systematic bottom-up approach, the Series seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen thought superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

The Sub-advisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Series. The Series typically holds a limited number of stocks (generally 30 to 35).

Effective immediately, the following information replaces the information in the section of the Series’ Summary Prospectus entitled “Who manages the Series?”:

Investment manager

Delaware Management Company, a series of Nomura Investment Management Business Trust (a Delaware statutory trust) (Manager)

Sub-advisor

Macquarie Investment Management Global Limited serves as sub-advisor for the Series. MIMGL is primarily responsible for the day-to-day management of the Series’ portfolio.

Portfolio managers	Title with MIMGL	Start date on the Series
Benjamin Leung, CFA	Senior Managing Director, Head of Systematic Investments, Portfolio Manager	October 2026
Samir Vanza, CFA	Managing Director, Head of Quantitative Research, Portfolio Manager	October 2026

Employees of the Manager’s affiliates outside the US participate in the management of certain funds as “associated persons” of the Manager under the Manager’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of the Manager, provide discretionary investment management services, trading, research and related services directly or indirectly to the Series.

Changes Effective December 31, 2026

Effective December 31, 2026, the Series will change its name from Nomura VIP Value Series to Nomura VIP Growth and Income Series II. Accordingly, all references to Nomura VIP Value Series in the Series’ Summary Prospectus will be replaced with Nomura VIP Growth and Income Series II.

Effective December 31, 2026, the following information replaces the information in the section of the Series’ Summary Prospectus entitled “What is the Series’ investment objective?”:

Nomura VIP Growth and Income Series II seeks long-term growth of capital and current income.

Effective December 31, 2026, the following information replaces the information in the section of the Series’ Summary Prospectus entitled “What are the Series’ principal investment strategies?”:

Nomura VIP Growth and Income Series II primarily invests in common stocks that offer the potential for capital growth, current income or both. The Series primarily invests in common stocks of large-size companies. The Series may also invest in mid- and small-size companies.

The Series seeks to generate income by investing primarily in dividend paying companies. The Series may also own convertible securities. Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. The Series may also invest in real estate investment trusts (REITs) and income-generating equity securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Macquarie Investment Management Global Limited (MIMGL) serves as the Series’ sub-advisor and manages the Series’ assets.

Using a systematic bottom-up approach, the Series seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

Effective December 31, 2026, the following information replaces the information in the section of the Series’ Summary Prospectus entitled “What are the principal risks of investing in the Series?”:

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. An investment in the Series may not be appropriate for all investors. The Series’ principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a series has valued them.

Industry and sector risk — The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in, or redemption from, the Series or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated October 28, 2026.